UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 3, 2004

Date of Report (Date of earliest event reported)
First Financial Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076

State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401

(Address of principal executive offices)		(Zip Code)

(843) 529-5933

Registrant's telephone number (including area code)

Item 9. Regulation FD Disclosure.

On August 3, 2004 A. Thomas Hood, CEO of First Financial Holdings, Inc. gave a presentation to the FIG Investors Symposium.

For more information regarding this matter, see the Presentation with script attached hereto as Exhibit 99.1.

Exhibit Index.

Exhibit (99.1). Presentation with script of August 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Executive Vice President, Chief Financial Officer
and Principal Accounting Officer

Date: August 3, 2004

Exhibit 99.1

Presentation with script of August 3, 2004.